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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 23, 1997


                           AMERICAN HOMEPATIENT, INC.
             (Exact name of registrant as specified in its charter)



Delaware                          0-19532                       62-1474680
---------                         --------                      -----------
(State or other                   (Commission                  (I.R.S. Employer
jurisdiction of                    File Number)                Identification
 incorporation)                                                Number)



             5200 Maryland Way, Suite 400 Brentwood, Tennessee 37027
             -------------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 221-8884
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
               (Former name, former address and former fiscal year,
                          if changed since last report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On September 23, 1997, the Board of Directors (the "Board") of American HomePatient, Inc. approved initiatives to respond to recently enacted legislation which calls for reductions to Medicare oxygen reimbursement beginning January 1, 1998. More than 100 of the Company's total operating and billing locations will be affected by the Board approved activities. The specific actions will result in the redefining of the Company's strategic imperatives; pre-tax accounting charges in the third quarter of 1997 of approximately $66-68 million; the closure or consolidation of approximately 15 percent of the Company's total operating and billing centers; and the reduction or elimination of marginally profitable products and services for an additional 12 percent of locations.

As a result of American HomePatient, Inc.'s fundamental reshaping, the Company will take pre-tax accounting charges of $66-68 million in the third quarter of 1997. These charges include approximately $8 million for the write-down of goodwill and other long-term assets due to the oxygen reimbursement cuts. Approximately $46-48 million of the charges represent the costs and goodwill associated with the closure, consolidation, scaling back, or elimination of services at selected locations as a part of the Company's restructuring of its branch network and field support operations. Due to the comprehensive nature of this restructuring, a related charge of $12 million will be recorded to account for the negative impact anticipated on the remaining operating business.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             99.1 Press Release dated September 25, 1997 issued by the Company in connection with the events described in this Report.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AMERICAN HOMEPATIENT, INC.


                                      By: /s/ Edward K. Wissing
                                          -------------------------------------
                                    Name: Edward K. Wissing
                                          -------------------------------------
                                   Title: President and Chief Executive Officer
                                          -------------------------------------

Date: September 25, 1997




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